YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-207-2324 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

ICM Small Company Portfolio

A SERIES OF THE ADVISORS' INNER CIRCLE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021

The undersigned, revoking prior proxies, hereby appoints Michael Beattie, James Bernstein, Matthew Maher, and Eric Griffith and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of ICM Small Company Portfolio to be held virtually via conference call on July 8, 2021 at 10:00 a.m. Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

IF YOU WOULD LIKE TO ATTEND THE SHAREHOLDER MEETING VIA CONFERENCE CALL, please send an email to **attendameeting@astfinancial.com**. Please use the email subject line "ICM Small Company Portfolio", and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 1:00 p.m. Eastern Time, on July 7, 2021.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-207-2324**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 8, 2021. The proxy statement for this meeting is available at:
vote.proxyonline.com/AIC/docs/ICM.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD ICM Small Company Portfolio YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Portfolio’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for: (i) acquisition by William Blair Funds (the “Acquiring Fund Trust”), on behalf of its series, William Blair Small Cap Value Fund (the “Acquiring Fund”), of all of the property, goodwill and other assets of the Target Fund, in exchange solely for Class I shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund (subject to such limitations as are included in the Reorganization Agreement); (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the terminaon of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution (the “Reorganization”); and 2. To transact such other business as may properly come before the Special Meeting. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] Please let us know if you need us to resend the underlying Word document with this change incorporated.